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                                                                  Execution Copy


                                                                   EXHIBIT 10.39

                              AMENDED AND RESTATED
                                PLEDGE AGREEMENT

            AMENDED AND RESTATED PLEDGE AGREEMENT, dated as of April 9, 1997, made by IT NETWORK, INC., a Texas corporation (the "Pledgor"), in favor of PECKS MANAGEMENT PARTNERS LTD., in its capacity as Collateral Agent (in such capacity, the "Collateral Agent") for the ratable benefit of the Investors as defined in and pursuant to the Intercreditor Agreement dated as of the date hereof, among the Source Media, Inc., a Delaware corporation ("Source Media"), the Pledgor, Northstar High Total Return Fund ("Northstar"), the Pecks Investors listed on
Schedule 1 attached thereto, the Guarantors listed on Schedule 2 attached thereto and the Collateral Agent (the "Intercreditor Agreement").


                               W I T N E S S E T H

            WHEREAS, pursuant to the terms of the Note Agreement dated as of March 28, 1996, between Source Media and Northstar, the Pledgor entered into and delivered to Northstar a Pledge Agreement dated as of April 3, 1996 (the "Original Pledge Agreement"); and

            WHEREAS, Source Media, the Pledgor and the Investors have entered into an Amended and Restated Note Agreement dated as of the date hereof (the "Amended and Restated Note Agreement"), pursuant to which, among other things,
(i) the Investors have agreed to purchase the 1997 Notes (as defined in the Amended and Restated Note Agreement) from the Pledgor and Source Media and (ii) Northstar has agreed to the amendment and restatement of the Original Notes (as defined in the Amended and Restated Note Agreement); and

            WHEREAS, the Pledgor is the legal and beneficial owner of the shares of Pledged Stock (as hereinafter defined) issued by each of the companies listed on Schedule I hereto (each an "Issuer", together, the "Issuers"); and

            WHEREAS, it is a condition precedent to the obligations of the Investors to purchase the 1997 Notes under the Amended and Restated Note Agreement and the obligation of Northstar to agree to the amendment and restatement of the Original Notes under the Amended and Restated Note Agreement, that the Pledgor shall have executed and delivered this Amended and Restated Pledge Agreement to the Collateral Agent, amending and restating the Original Pledge Agreement in its entirety;

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            NOW, THEREFORE, in consideration of the premises and to induce the
Investors to enter into the Amended and Restated Note Agreement and to purchase the 1997 Notes and to induce Northstar to agree to the amendment and restatement of the Original Notes, all as provided in the Amended and Restated Note Agreement, the Pledgor hereby agrees with the Collateral Agent, as follows:

            1. Defined Terms. Unless otherwise defined herein, terms which are defined in the Amended and Restated Note Agreement and used herein are so used as so defined, and the meanings assigned to terms defined herein or in the Amended and Restated Note Agreement shall be equally applicable to both the singular and plural forms of such terms; and the following terms shall have the following meanings:

            "Amended and Restated Pledge Agreement" means this Amended and Restated Pledge Agreement, as further amended, supplemented or otherwise modified from time to time.

            "Collateral" means the Pledged Stock and all Proceeds.

            "Obligations" means the unpaid principal of, any premium applicable to, and interest on the Notes (including, without limitation, interest accruing after the maturity of the Notes and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Pledgor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) and all other obligations and liabilities of the Pledgor to the Investors, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Amended and Restated Note Agreement, the Notes, the other Note Purchase Documents, this Amended and Restated Pledge Agreement (in each such case as the same may be amended, supplemented or modified from time to time) and any other document made, delivered or given in connection therewith or herewith, whether on account of principal, premium, interest, reimbursement obligations, fees, indemnities, costs, expenses (including, without limitation, all fees and disbursements of counsel to the Investors (or the Collateral Agent) that are required to be paid by the Pledgor pursuant to the terms of the Amended and Restate Note Agreement or this Amended and Restated Pledge Agreement) or otherwise.

            "Pledged Stock" means the shares of capital stock of each Issuer listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by such Issuer to the Pledgor in respect of the Pledged Stock while this Amended and Restated Pledge Agreement is in effect.


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            "Proceeds" means all "proceeds" as such term is defined in Section
      9-306(1) of the Uniform Commercial Code in effect in the State of New York on the date hereof and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

           "UCC" means the Uniform Commercial Code from time to time in effect in the State of New York.

            2. Pledge; Grant of Security Interest; Endorsement. The Pledgor hereby delivers to the Collateral Agent all the Pledged Stock and hereby grants to the Collateral Agent a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Obligations.

            3. Perfection of Security. The Pledgor authorizes the Collateral Agent to file such financing statements and other documents and do such acts, matters and things as the Collateral Agent may consider appropriate to perfect and continue the Collateral Agent's security interest in the Collateral, to protect and preserve the Collateral Agent's security interest in the Collateral and to realize upon the Collateral Agent's security interest in the Collateral.

            4. Stock Powers. Concurrently with the delivery to the Collateral Agent of each certificate representing one or more shares of Pledged Stock to the Collateral Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor with signature guaranteed.

            5. Representations and Warranties. The Pledgor represents and warrants that:

            (a) the shares of Pledged Stock listed on Schedule I constitute (i) all the issued and outstanding shares of all classes of the capital stock of each Issuer that are owned by the Pledgor and (ii) the percentage listed on Schedule I of the aggregate number of the issued and outstanding shares of capital stock of such Issuer;

            (b) all the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable, except as described in
      Schedule II;

            (c) the Pledgor is the record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Amended and Restated Pledge Agreement; and


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            (d) upon delivery to the Collateral Agent of the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Amended and Restated Pledge Agreement will constitute a valid, perfected first priority Lien on the Pledged Stock, enforceable as such against all creditors of the Pledgor.

            6. Covenants. The Pledgor covenants and agrees with the Collateral Agent that, from and after the date of this Amended and Restated Pledge Agreement until the Obligations are paid in full:

            (a) If the Pledgor shall, as a result of its ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate or any certificate or other instrument evidencing ownership of any partnership interest (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution for, as a conversion of, or in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Collateral Agent, hold the same in trust for the Collateral Agent and deliver the same forthwith to the Collateral Agent in the exact form received, duly indorsed by the Pledgor to the Collateral Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with signature guaranteed, to be held by the Collateral Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Collateral Agent, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Collateral Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Collateral Agent, hold such money or property in trust for the Investors, segregated from other funds of the Pledgor, as additional collateral security for the Obligations.

            (b) Without the prior written consent of the Collateral Agent, the Pledgor will not (i) permit any Issuer to


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      issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of such Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Amended and Restated Pledge Agreement. The Pledgor will defend the right, title and interest of the Collateral Agent in and to the Collateral against the claims and demands of all Persons whomsoever.

            (c) At any time and from time to time, upon the written request of the Collateral Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Collateral Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Amended and Restated Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Collateral Agent, duly endorsed in a manner satisfactory to the Collateral Agent, to be held as Collateral pursuant to this Amended and Restated Pledge Agreement.

            (d) The Pledgor agrees to pay, and to save the Collateral Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Amended and Restated Pledge Agreement.

            7. Cash Dividends and Distributions; Voting Rights. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to receive and retain all cash dividends in respect of the Pledged Stock and to exercise all voting and corporate rights with respect to the Pledged Stock, provided, however, that no vote shall be cast or corporate right exercised or other action taken which results in any violation of any provision of the Amended and Restated Note Agreement, the Notes, the other Note Purchase Documents or this Amended and Restated Pledge Agreement.

            8. Rights of the Collateral. (a) If an Event of Default shall occur and be continuing, (i) promptly upon receipt thereof by the Pledgor and without any request therefor by the


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Collateral Agent, the Pledgor shall deliver to the Collateral Agent any and all cash dividends paid in respect of the Pledged Stock and the Collateral Agent may make application thereof to the Obligations in such order as the Collateral Agent may determine, (ii) all shares of the Pledged Stock shall be registered in the name of the Collateral Agent or its nominee, and the Collateral Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of the Issuers, or upon the exercise by the Pledgor or the Collateral Agent of any right, privilege or option pertaining to such shares of Pledged Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability except to account for property actually received by it, but the Collateral Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (b) The rights of the Collateral Agent hereunder shall not be conditioned or contingent upon the pursuit by the Collateral Agent of any right or remedy against the Pledgor or any of the Issuers or against any other Person which may be or become liable in respect of all or any part of the Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. The Collateral Agent shall not be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Collateral Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

            9. Remedies. If an Event of Default shall occur and be continuing, the Collateral Agent may exercise, in addition to all other rights and remedies granted in this Amended and Restated Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of a secured party under the UCC and under similar laws in effect in other relevant jurisdictions. Without limiting the generality of the foregoing, the Collateral Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are, to the extent permitted by law, hereby waived), may in such circumstances forthwith collect,


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receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Collateral Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Collateral Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in the Pledgor, which right or equity is, to the extent permitted by law, hereby waived or released. The Collateral Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Collateral Agent hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Collateral Agent, to the payment in whole or in part of the Obligations, in such order as the Collateral Agent may elect, and only after such application and after the payment by the Collateral Agent of any other amount required by any provision of law, including, without limitation, Section 9-504(l)(c) of the UCC, need the Collateral Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Collateral Agent arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Obligations and the fees and disbursements of any attorneys employed by the Collateral Agent to collect such deficiency.

            10. Registration Rights; Private Sales. (a) If the Collateral Agent shall determine to exercise its right to sell any or all of the Pledged Stock pursuant to paragraph 9 hereof, and if in the opinion of the Collateral Agent it is necessary or advisable to have the Pledged Stock, or that portion thereof to be sold, registered under the provisions of the Securities Act of 1933, as amended (the "Securities Act"), the Pledgor will use its best efforts to cause each Issuer to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to


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be done all such other acts as may be, in the opinion of the Collateral Agent, necessary or advisable to register the Pledged Stock, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Stock, or that portion thereof to be sold, and (iii) make all amendments thereto and/or to the related prospectus which, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. The Pledgor agrees to use its best efforts to cause each Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which the Collateral Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 11(a) of the Securities Act.

            (b) The Pledgor recognizes that the Collateral Agent may be unable to effect a public sale of the Pledged Stock, or to sell the Pledged Stock as a control block at more than a stated premium to the "market price" of the Pledged Stock by reason of certain prohibitions contained in the Securities Act (Ontario) and applicable securities laws of other jurisdictions, but may be compelled to resort to one or more private sales of the Pledged Stock to a restricted group of purchasers who will be obliged to agree, among other things, to acquire such Pledged Stock as principal and to comply with certain resale restrictions provided for in the Securities Act (Ontario) and other applicable securities laws. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable to the Collateral Agent than if such sale were a public sale of a control block sale; notwithstanding such circumstances, the Pledgor agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by reason of its being such a private sale. The Collateral Agent shall be under no obligation to delay a sale of the Pledged Stock for a period of time necessary to permit the Issuer of such Pledged Stock or any other Person to qualify such Pledged Stock for public sale under the Securities Act (Ontario) or under applicable securities laws of other jurisdictions even of the issuer would agree to do so or to permit a prospective purchaser to make a formal offer to all or substantially all Persons who own property of the same kind as the Pledged Stock. Upon the occurrence of an Event of Default, the Pledgor hereby consents, and agrees to cause the issuer of any Pledged Stock to consent, to the disclosure by the Collateral Agent to the public generally and/or to any prospective purchaser of the Pledged Stock of any information relating to the Pledged Stock, whether confidential or not.


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            (c) The Pledgor further agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this paragraph 10 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this paragraph 10 will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this paragraph 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Amended and Restated Note Agreement.

            11. Limitation on Duties Regarding Collateral. The Collateral Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as the Collateral Agent deals with similar securities and property for its own account. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

            12. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

            13. Severability. Any provision of this Amended and Restated Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

            14. Paragraph Headings. The paragraph headings used in this Amended and Restated Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

            15. No Waiver; Cumulative Remedies. The Collateral Agent shall not by any act (except by a written instrument pursuant to paragraph 16 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and condi-


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tions hereof. No failure to exercise, nor any delay in exercising, on the part of the Collateral Agent, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Collateral Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Collateral Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

            16. Waivers and Amendments; Successors and Assigns. None of the terms or provisions of this Amended and Restated Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Collateral Agent, provided that any provision of this Amended and Restated Pledge Agreement may be waived by the Collateral Agent in a letter or agreement executed by the Collateral Agent or by telecopy from the Collateral Agent. This Amended and Restated Pledge Agreement shall be binding upon the successors and assigns of the Pledgor and shall inure to the benefit of the Collateral Agent and its respective successors and assigns.

            17. Termination of Security Interest; Release of Collateral. (a) Upon the repayment in full of all Obligations under the Amended and Restated Note Agreement, the security interest granted in the Collateral pursuant to this Agreement (the "Security Interest") shall terminate and all rights to the Collateral shall revert to the Pledgor.

            (b) Upon any such termination of the Security Interest, the Collateral Agent will, at the expense of the Pledgor, execute and deliver to the Pledgor such documents, as the Pledgor shall reasonably request to evidence the termination of the Security Interest and deliver to the Pledgor all Collateral so released then in its possession.

            18. Notices. All notices or other communications provided for hereunder shall be in writing and sent by first class mail or nationwide overnight delivery service (i) if to the Pledgor, addressed to it at 8140 Walnut Hill Lane, Suite 1000, Dallas, Texas 75321, Attention: Michael G. Pate, or at such other address as the Pledgor shall have specified to the Collateral Agent in writing, with a copy to Thompson & Knight, P.C., 1700 Pacific Avenue, Suite 3300, Dallas, Texas, 75201, Attention: Michael L. Bengston, (ii) if to the Collateral Agent, addressed to it at One Rockefeller Plaza, Suite 900, New York, New York 10020, Attention: Robert J. Cresci, or at such other address as the Collateral Agent shall have specified to the Pledgor in


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writing, with a copy to Willkie Farr & Gallagher, One Citicorp Center, 153 East
53rd Street, New York, New York 10022-4677, Attention: William J. Grant, Jr., and (iii) if to any Issuer at its address provided for in the Acknowledgment and Consent executed by such Issuer in connection herewith.

            19. Notices and Other Communications in Respect of Collateral. The Pledgor shall deliver promptly to the Collateral Agent copies of all notices or other communications received by the Pledgor in respect of the Collateral. Until the occurrence of an Event of Default, the Collateral Agent shall deliver promptly to the Pledgor all notices or other communications received by the Collateral Agent or its nominee in respect of the Collateral. After the occurrence of an Event of Default, the Pledgor waives all rights to receive any notices or communications received by the Collateral Agent or its nominee in respect of the Collateral.

            20. Irrevocable Authorization and Instruction to Issuer. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Collateral Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Amended and Restated Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that each Issuer shall be fully protected in so complying.


            21. Integration. This Amended and Restated Pledge Agreement represents the agreement of the Pledgor and the Collateral Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Collateral Agent relative to subject matter hereof not expressly set forth or referred to herein or in the other Note Purchase Documents.

            22. GOVERNING LAW. THIS AMENDED AND RESTATED PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PLEDGOR UNDER THIS AMENDED AND RESTATED PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, EXCEPT TO THE EXTENT THAT THE PERFECTION AND THE EFFECT OF PERFECTION OR NON-PERFECTION OF THE SECURITY INTEREST CREATED HEREBY, IN RESPECT OF ANY PARTICULAR COLLATERAL, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.


            23. Copy Received. The Pledgor hereby acknowledges receipt of a copy of this Amended and Restated Pledge Agreement and a copy of the financing statement/verification statement registered under the Personal Property Security Act (Ontario).


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
            IN WITNESS WHEREOF, the undersigned has caused this Amended and Restated Pledge Agreement to be duly executed and delivered as of the date first above written.

                                    IT NETWORK, INC.



                                    By:_________________________________
                                         Michael G. Pate
                                         Chief Financial Officer
                                           and Treasurer

Accepted and Agreed:

PECKS MANAGEMENT PARTNERS LTD.,
  as Collateral Agent



By:_________________________
      Robert J. Cresci
      Managing Director

                           ACKNOWLEDGEMENT AND CONSENT

            The Issuer referred to in the foregoing Amended and Restated Pledge Agreement hereby acknowledges receipt of a copy thereof agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 6(a) of the Amended and Restated Pledge Agreement. The Issuer further agrees that the terms of paragraph 10(c) of the Amended and Restated Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 10 of the Amended and Restated Pledge Agreement.

                              INTERACTIVE CHANNEL TECHNOLOGIES INC.



                              By:________________________________
                                   Michael G. Pate
                                   Secretary

                              Address for Notices:

                                150 Dufferin Avenue
                                London, Ontario
                                N6A 5N6 Canada

                           ACKNOWLEDGEMENT AND CONSENT

            The Issuer referred to in the foregoing Amended and Restated Pledge Agreement hereby acknowledges receipt of a copy thereof agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Issuer agrees to notify the Collateral Agent promptly in writing of the occurrence of any of the events described in paragraph 6(a) of the Amended and Restated Pledge Agreement. The Issuer further agrees that the terms of paragraph 10(c) of the Amended and Restated Pledge Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it under or pursuant to or arising out of paragraph 10 of the Amended and Restated Pledge Agreement.

                                    997758 ONTARIO INC.



                                    By:________________________________
                                         Michael G. Pate
                                         Secretary

                                    Address for Notices:

                                      8140 Walnut Hill Lane
                                      Suite 1000
                                      Dallas, Texas  75231